SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


Date of Report (Date of earliest event reported) November 23, 1999



Penobscot Shoe Company
______________________________________________________________________________
(Exact name of registrant as specified in its charter)



	Maine	                      1-5548	                   01-0139580
______________________________________________________________________________
	(State or other	          (Commission                  (I.R.S. Employer
	jurisdiction	              File Number)	                Identification No.)
	of incorporation)



450 North Main Street, Old Town, Maine                    04468
______________________________________________________________________________
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code     (207) 827-4431
                                                   ___________________________









Item 1.        Changes in Control of Registrant

    On November 23, 1999 PSC Acquisition Corp. ('Purchaser"), a Maine corporation and wholly-owned subsidiary of Riedman Corporation ('Parent'), a New York corporation, acquired 1,135,265 shares of the common stock, par value $ 1.00 per share of Penobscot Shoe Company (the 'Company'), representing approximately 81.77% of the total shares of common stock issued and outstanding. The acquisition was the result of a tender offer which commenced October 12, 1999 and ended November 16, 1999.

    The consideration paid was $11.75 per share, or a total of $13,339,363.75. Purchaser obtained the funds from Parent in the form of capital contributions or loans. Parent obtained the funds from its existing credit facility arranged by Fleet Bank.

     Riedman Corporation is a private company located in Rochester, New York and engaged in the business of selling at retail property, life and health insurance policies as agent for insurers. Its shareholders are John R. Riedman, James R. Riedman and various family trusts.

     In accordance with the Merger Agreement dated as of October 12, 1999 among the Company, Riedman Corporation and PSC Acquisition Corp., Purchaser designated three persons for election as directors of the Company. On November 23, 1999 Francis J. Guthrie, James L. Moody, Jr. and John I. Riddle resigned as directors of the Company and John R. Riedman, James R. Riedman and Kathy Griswold were elected to fill the vacancies. Irving Kagan and Gerald Rudman remained as directors.

     The following persons were then elected as executive officers of the
Company:

Name                                        Office

James R. Riedman	                           Chairman, President and CEO
David L. Keane	                             Executive Vice President of Finance
                                              and Administration and Treasurer
William Hoskins	                            V.P. of Sales
Wilhelm Pfander	                            V.P. of Manufacturing and Product
                                              Development
Geoffrey Weaver	                            Secretary
Harry P. Messina, Jr.	                      Assistant Secretary
Gerald E. Rudman	                           Clerk

     The acquisition of the Company is to be completed through a merger of PSC Acquisition Corp. and the Company in which all remaining Shares of the Company (other than treasury shares, shares held by Parent or Purchaser or subsidiaries of either and shares held by persons who demand payment or dissent from the merger in accordance with Sections 910 and 909, respectively, of the Maine Business Corporation Act) will be converted into the right to receive $11.75 per share.

     The Company expects to apply to the American Stock Exchange to withdraw the listing and registration of its common stock on that exchange. The number of registered owners of the stock is now less than 300. The Company also expects to file with the Securities and Exchange Commission a Form 15 to terminate its obligation to file reports under Sections 13 and 15 of the Securities Exchange Act of 1934.


Item 4.       Changes in Registrant's Certifying Accountant

     On November 23, 1999 the reconstituted Board of Directors of the Company (see Item I above) approved the retention of Deloitte & Touche LLP as independent public accountants for the Company and the dismissal of BDO Seidman, LLP as the Company's principal accountant.

     The report of BDO Seidman, LLP on the financial statements of the Company for each of the past two years contained no adverse opinion, or disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

     The decision to change accountants was made solely by the reconstituted Board of Directors without consideration by the Company's reconstituted Audit Committee.

     During the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. During the Company's two most recent fiscal years and any subsequent interim period preceding the former accountant's dismissal, none of the following events occurred and thus there was no disagreement or difference of opinion with said former accountants:

     A.	The accountant's having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

     B.	The accountant's having advised the Company that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

     C.	(1) The accountant's having advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the Company's last two fiscal years and any subsequent interim period preceding the former accountant's dismissal, that if further investigated may (i) materially impact the fairness or reliability of either: previously issued audit reports or the underlying financial statements issued or to be issued covering such fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements; and

        (2)	Due to the accountant's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

     D.	(1) The accountant's having advised the Company that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountants satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and

        (2)	Due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

     With respect to the Company's two most recent fiscal years and any subsequent interim period prior to engaging its new accountants, Deloitte & Touche LLP, neither the Company nor someone on its behalf consulted with such newly engaged accountant regarding either of the following:

     A.	The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     B.	Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      PENOBSCOT SHOE COMPANY


                                      By:_______________________
                                           David L. Keane
                                           Executive Vice President of Finance
                                             and Administration and Treasurer

                                      Dated:	November 29, 1999